UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) AUGUST 7, 2007

                      NEWTOWN LANE MARKETING, INCORPORATED
             (Exact Name of registrant as specified in its charter)

           DELAWARE                    333-135495               20-3547231
           ---------                   ----------               ----------
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


 47 SCHOOL AVENUE, CHATHAM, NEW JERSEY                            07928
----------------------------------------                          ------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (973) 635-4047

                 33 Newtown Lane, East Hampton, New York, 11937
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SECURITIES PURCHASE AGREEMENT

         On August 8, 2007 (the "Effective Date"), we entered into and closed on a Stock Purchase Agreement (the "Purchase Agreement") with Moyo Partners, LLC, a New York limited liability company ("Moyo") and R&R Biotech Partners, LLC, a Delaware limited liability company ("R&R" collectively with Moyo, the "Purchasers"), pursuant to which we sold to them, in the aggregate, twenty two million three hundred ninety six thousand two hundred twenty nine (22,396,229) shares of our common stock ("Common Stock") and five hundred (500) shares of newly created Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock"), each share convertible at the option of the holder into seventy four thousand seventy-five and one-half (74,075.5) shares of Common Stock, for aggregate gross proceeds to us of $600,000. Collectively, the Common Stock and the Preferred Stock are referred to herein as the "Shares." A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

                    SECTION 3-SECURITIES AND TRADING MARKETS

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES

         The disclosure set forth above in response to Item 1.01 is repeated as if fully set forth in response to this Item. The Shares were issued to the Purchasers, both accredited investors, pursuant to the exemption afforded by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Act"). In addition, the stock certificates representing the Shares were imprinted with a legend restricting transfer unless pursuant to an effective registration statement or an available exemption under the Act.

                  SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01.        CHANGE IN CONTROL OF THE REGISTRANT

         The disclosure set forth above in response to Item 1.01 is repeated, as if fully set forth in response to this Item. On the Effective Date, the Purchasers acquired control of the company, with R&R acquiring forty seven million five hundred forty seven thousand one hundred eighty three (47,547,183) shares of Common Stock (assuming the conversion by R&R of the four hundred (400) shares of Preferred Stock it acquired pursuant to the Purchase Agreement into twenty nine million six hundred thirty thousand two hundred (29,630,200) shares of Common Stock) constituting 72% of the then issued and outstanding shares of Common Stock, and Moyo acquiring eleven million eight hundred eighty six thousand seven hundred ninety six (11,886,796) (assuming the conversion by Moyo of its one hundred (100) shares of Preferred Stock it acquired pursuant to the Purchase Agreement into seven million four hundred seven thousand five hundred fifty (7,407,550) shares of Common Stock) constituting 18% of the then issued and outstanding shares of Common Stock. R&R acquired its shares of Common Stock with funds received from its affiliate, Rodman & Renshaw, LLC, a Delaware limited liability company and a registered broker-dealer. Moyo acquired its shares of Common Stock using its working capital.

         On the Effective Date: (i) the Purchasers attained voting control of the company; (ii) Arnold P. Kling was appointed to our Board of Directors and will serve together with Vincent J. McGill, a current director; (iii) Mr. McGill has resigned effective upon the earlier of: (a) the completion of the 10-day period beginning on the date of the filing and mailing of an Information Statement with the U.S. Securities Exchange Commission ("SEC") pursuant to Rule 14f-1 of the Securities Exchange Act of 1934, as amended (the "34 Act"); or (b) August 30, 2007 and, on the effective date of his resignation, the composition of our Board of Directors will change such that Mr. Kling will be the sole director; (iv) all of our officers and other directors have resigned from their respective positions with the company; and (v) our Board of Directors appointed Mr. Kling as president and Kirk M. Warshaw as chief financial officer and secretary.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

            The following table lists, as of the Effective Date, the number of shares of Common Stock beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding Common Stock;
(ii) each officer and director; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

            The percentages below assume that the outstanding shares of the Preferred Stock owned by the holder listed below have been converted into share of the Common Stock. Accordingly, the calculations assume that 66,037,750 shares of Common Stock are outstanding (comprised of the 29,000,000 shares currently outstanding and 37,037,750 issuable upon conversion of the outstanding Preferred Stock).


      NAME AND ADDRESS OF                   AMOUNT AND NATURE OF              PERCENT OF CLASS
       BENEFICIAL OWNER                   BENEFICIAL  OWNERSHIP(1)

R&R BIOTECH PARTNERS, LLC                      47,547,183(2)                         72.00%
1270 Avenue of the Americas
16th Floor
New York, NY 10020

MOYO PARTNERS, LLC                             11,886,796(3)                         18.00%
c/o Arnold P. Kling
712 Fifth Avenue - 11th Floor
New York, NY 10019

ARNOLD P. KLING                                11,886,796(3)                         18.00%
712 Fifth Avenue, 11th Floor
New York, NY 10019

KIRK M. WARSHAW                                            0                          0.00%
47 School Avenue
Chatham, NJ 07928

VINCENT J. MCGILL                                 119,714(4)                              *
c/o Eaton & Van Winkle LLP
3 Park Avenue
New York, NY 10016

OFFICER AND DIRECTORS AS A GROUP                  12,006,510                         18.18%
(3 PERSONS)

---------------------------
* Less than 1%
(1) Unless otherwise  indicated,  we believe that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.

(2) Includes 17,916,983 shares of Common Stock currently outstanding and 29,630,200 shares of Common Stock issuable upon conversion of 400 shares of Preferred Stock owned by R&R Biotech Partners, LLC.

(3) Includes 4,479,246 shares of Common Stock currently outstanding and 7,407,550 shares of Common Stock issuable upon conversion of 100 shares of Preferred stock owned by Moyo Partners, LLC. Arnold P. Kling, our president and a director, controls Moyo Partners, LLC and therefore is the beneficial owner of the shares held by this entity.

(4) Includes 100,000 shares of Common Stock held by Eaton & Van Winkle LLP, a law firm, of which Vincent J. McGill is a partner.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On the Effective Date: (i) Arnold P. Kling was appointed to our Board of Directors and will serve together with Vincent J. McGill, a current director;
(iii) Mr. McGill has resigned effective upon the earlier of: (a) the completion of the 10-day period beginning on the date of the filing and mailing of an Information Statement with the SEC pursuant to Rule 14f-1 of the 34 Act; or (b) August 30, 2007 and, on the effective date of his resignation, the composition of our Board of Directors will change such that Mr. Kling will be the sole director; (iv) all of our officers and other directors have resigned from their respective positions with the company; and (v) our Board of Directors appointed Mr. Kling as president and Kirk M. Warshaw as chief financial officer and secretary.

         It is not currently contemplated that Mr. Kling will be compensated for serving as either an officer or director of the company. Mr. Warshaw will be compensated for services to be rendered by the issuance of shares of Common Stock to him in an amount to be determined.

                     BIOGRAPHICAL INFORMATION REGARDING THE
                    INCOMING DIRECTOR AND EXECUTIVE OFFICERS

         The principal occupation and brief summary of the background of the incoming director and executive officers is as follows:

ARNOLD P. KLING, age 49. Mr. Kling is currently a Managing Director of GH Venture Partners, LLC, a private equity and merchant banking boutique for which he also served as a Managing Director and General Counsel from 1995 to 1999. From 1999 through August 2005, Mr. Kling was the president of Adelphia Holdings, LLC, a merchant-banking firm, as well as the managing member of several private investment funds. From 1993 to 1995 he was a senior executive and General Counsel of Buckeye Communications, Inc., a Nasdaq listed licensing and multimedia company. From 1990 through 1993, Mr. Kling was an associate and partner in the corporate and financial services department of Tannenbaum, Helpern, Syracuse & Hirschtritt LLP, a mid-size New York law firm. Mr. Kling received a Bachelor of Science degree from New York University in International Business in 1980 and a Juris Doctor degree from Benjamin Cardozo School of Law in 1983. Mr. Kling currently serves as a director and president of Twin Lakes Delaware, Inc., R&R Acquisition III, Inc., R&R Acquisition V, Inc., R&R Acquisition VI, Inc., R&R Acquisition VII, Inc., R&R Acquisition VIII, Inc., R&R Acquisition IX, Inc., R&R Acquisition X, Inc., Rodman International Enterprise I, Ltd., Rodman International Enterprise II, Ltd., and Rodman International Enterprise III, Ltd., (each a publicly reporting, non-trading company), and 24Holdings Inc. (OTCBB:TWFH).

KIRK M. WARSHAW, age 49. Mr. Warshaw is a financial professional who, since 1990, has provided clients in a multitude of different industries with advice on accounting, corporate finance, and general business matters. Prior to starting his own consulting firm, from 1983 to 1990, he held the various titles of controller, chief financial officer, president, and chief executive officer at three separate financial institutions in New Jersey. From 1980 through 1983, Mr. Warshaw was a Senior Accountant at the public accounting firm of Deloitte, Haskins & Sells. Mr. Warshaw is a 1980 graduate of Lehigh University and has been a CPA in New Jersey since 1982. Mr. Warshaw is currently the chief financial officer of Twin Lakes Delaware, Inc. R&R Acquisition III, Inc., R&R Acquisition V, Inc., R&R Acquisition VI, Inc., R&R Acquisition VII, Inc., R&R Acquisition VIII, Inc., R&R Acquisition IX, Inc., R&R Acquisition X, Inc., Rodman International Enterprise I, Ltd., Rodman International Enterprise II, Ltd., and Rodman International Enterprise III, Ltd., (each a publicly reporting, non-trading company), the chief financial officer and a Director of 24Holdings Inc. (OTCBB:TWFH), a director of Empire Financial Holding Company (AMEX:EFH), and a director of two privately owned entities.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On August 7, 2007, we filed a Certificate of Designation to designate the rights and preferences of the Preferred Stock with the Secretary of State of Delaware. A copy of the Certificate of Designation for the Preferred Stock is attached hereto as Exhibit 3.1 and incorporated herein by reference.

                             SECTION 8--OTHER EVENTS

ITEM 8.01.        OTHER EVENTS.

         As of August 8, 2007, the address and telephone number of our principal executive offices is as follows:

                      Newtown Lane Marketing, Incorporated
                   47 School Avenue, Chatham New Jersey 07928
                           Telephone#: (973) 635-4047

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit              Description
------               -----------
3.1 Preferred Stock Certificate of Designation as filed with the Secretary of State of Delaware on August 7, 2007.

10.1 Stock Purchase Agreement dated August 8, 2007 among Newtown Lane Marketing, Incorporated, Moyo Partners, LLC and R&R Biotech Partners, LLC.


                           * * * * * * * * * * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2007

                                          NEWTOWN LANE MARKETING, INCORPORATED

                                          By: /s/ Arnold P. Kling
                                              --------------------------------
                                                Arnold P. Kling
                                                President